Registration No. 333-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
|_| Pre-Effective Amendment No.   |_| Post-Effective Amendment No.

(Check appropriate box or boxes)

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 922-6000

(Area Code and Telephone Number)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices: Number,
Street, City, State, Zip Code)

(Name and Address of Agent for Service)

Mark N. Jacobs, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Copy to:

David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038

           Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

           It is proposed that this filing will become effective on December 24, 2006 pursuant to Rule 488.

           An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.
Form N-14 Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.	PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page

Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page

Item 3.	Synopsis Information and Risk Factors	Summary

Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization

Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund

Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Cover Page; Voting Information

Item 8.	Interest of Certain Persons and Experts	Not Applicable

Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B	STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page

Item 11.	Table of Contents	Not Applicable

Item 12.	Additional Information About the Registrant	Statement of Additional Information of Registrant, dated October 1, 2006(1)

Item 13.	Additional Information About the Fund Being Acquired	Statement of Additional Information of Dreyfus California Tax Exempt Money Market Fund, dated August 1, 2006(2)

Item 14.	Financial Statements	Annual Report of Dreyfus California Tax Exempt Money Market Fund, dated March 31, 2006(3); Annual Report of Registrant dated May 31, 2006(4)

PART C

Item 15.	Indemnification

Item 16.	Exhibits

Item 17.	Undertakings

____________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A, filed September 27, 2006 (File No. 2-84105).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dreyfus California Tax Exempt Money Market Fund, filed July 27, 2006 (File No. 2-95595).

(3)	Incorporated herein by reference to Dreyfus California Tax Exempt Money Market Fund's Annual Report, filed May 26, 2006 (File No. 811-4216).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed July 31, 2006 (File No. 811-3757).

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

           As a shareholder of Dreyfus California Intermediate Municipal Bond Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Acquiring Fund, like the Fund, normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The Acquiring Fund has substantially more assets than the Fund. In addition, the Acquiring Fund's Class Z shares have a lower total expense ratio and a better performance record than the Fund. The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

           If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund, which has the same investment objective and substantially similar investment management policies as the Fund.

           Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and management policies. As a result of the review, management recommended that the Fund be consolidated with the Acquiring Fund. Management believes that the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           After careful review, the Fund's Board of Trustees has unanimously approved the proposed reorganization. The Trustees believe that the reorganization will permit Fund shareholders to pursue the same investment goals in a substantially larger fund with a better performance record and lower total expense ratio. The Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

           Your vote is extremely important, no matter how large or small your Fund holdings.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

           Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

Sincerely, Stephen E. Canter President

December __, 2006

TRANSFER OF THE ASSETS OF
DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND
TO AND IN EXCHANGE FOR CLASS Z SHARES OF
DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about March 8, 2007 (the "Closing Date"), and will no longer be a shareholder of Dreyfus California Intermediate Municipal Bond Fund (the "Fund"). You will receive Class Z shares of the Acquiring Fund with a value equal to the value of your investment in the Fund as of the Closing Date. The Fund will then cease operations.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Fund's Board believes that the reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund that also is managed by Dreyfus. By combining the Fund with the Acquiring Fund, which has substantially more assets and a lower total expense ratio than the Fund, Fund shareholders should benefit from more efficient portfolio management. In addition, the Acquiring Fund's Class Z shares have a better performance record than the Fund. The reorganization also will eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities. Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Both funds seek as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. Each fund invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, and may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. The Fund is required to generally maintain a dollar-weighted average portfolio maturity between three and ten years. As of August 28, 2006, the dollar-weighted average maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 18.74 years and 8.28 years, respectively. The average duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date, however, was 5.99 years and 5.03 years, respectively. The portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different, notwithstanding the differences in the average maturity of the Acquiring Fund's and the Fund's respective portfolios. Although each fund seeks to provide income exempt from federal and California state income taxes, the Acquiring Fund may invest up to 20% of its assets in municipal bonds the interest from which may be subject to the federal alternative minimum tax and the Fund may invest without limitation in such municipal bonds. Dreyfus is the investment adviser to the Fund and the Acquiring Fund and provides day-to-day management of each fund's investments. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, distributes each fund's shares. For additional information regarding the Fund and the Acquiring Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares. The Fund will distribute any undistributed net investment income and net realized capital gains prior to the reorganization, which distribution would be taxable to shareholders.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. You will continue to enjoy the same shareholder privileges such as the Fund Exchanges service, Dreyfus TeleTransfer Privilege, Dreyfus-Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit Privilege, Dreyfus Dividend Options, Dreyfus Auto-Exchange Privilege and Dreyfus Automatic Withdrawal Plan. You also will have the ability to continue to write redemption checks against your account through the Checkwriting privilege. You also may continue to purchase and sell shares of the Acquiring Fund online through www.dreyfus.com.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

No. Under its agreement with Dreyfus, the Fund and the Acquiring Fund each pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund's average daily net assets. In addition, the Acquiring Fund's Class Z shares have a lower total expense ratio than the Fund.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Dreyfus, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the proposed reorganization.

HOW DOES THE BOARD OF TRUSTEES OF THE FUND RECOMMEND I VOTE?

The Fund's Board of Trustees has determined that reorganizing the Fund into the Acquiring Fund, which is managed by Dreyfus and has the same investment objective and substantially similar investment management policies as the Fund, offers potential benefits to shareholders of the Fund. These potential benefits include permitting Fund shareholders to pursue the same investment goals in a substantially larger fund with a lower total expense ratio and a better performance record. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

The Fund's Board of Trustees believes that the reorganization is in the best interests of the Fund and its shareholders. Therefore, the Trustees recommend that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;
•	By telephone, with a toll-free call to the number listed on your proxy card; o
•	Through the Internet, at the website address listed on your proxy card; or
•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

______________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
______________________________

To the Shareholders:

           A Special Meeting of Shareholders of Dreyfus California Intermediate Municipal Bond Fund (the "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, March 1, 2007, at 9:00 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class Z shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations; and

2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

           Shareholders of record at the close of business on December 15, 2006 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees Michael A. Rosenberg Secretary

New York, New York
December __, 2006

WE NEED YOUR PROXY VOTE

           A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

To and in Exchange for Class Z Shares of

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

________________________________________

PROSPECTUS/PROXY STATEMENT
December __, 2006
________________________________________

Special Meeting of Shareholders
To Be Held on Thursday, March 1, 2007

           This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus California Intermediate Municipal Bond Fund (the "Fund") to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, March 1, 2007, at 9:00 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on December 15, 2006 are entitled to receive notice of and to vote at the Meeting.

           It is proposed that the Fund transfer all of its assets to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund Class Z shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class Z shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.

           This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

           A Statement of Additional Information ("SAI") dated December __, 2006, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-554-4611, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

           The Fund and the Acquiring Fund are open-end management investment companies advised by Dreyfus. The funds have the same investment objective and substantially similar investment management policies. The Fund and the Acquiring Fund each normally invest substantially all of their respective assets in municipal bonds that provide income exempt from federal and California state personal income taxes. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

           The Acquiring Fund's Prospectus dated October 1, 2006 and Annual Report for its fiscal year ended May 31, 2006 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most-recent Prospectus, its Annual Report for the fiscal year ended March 31, 2006 and Semi-Annual Report for the six-month period ended September 30, 2006, please call 1-800-645-6561, visit www.dreyfus.com, or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

           Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

           As of October 31, 2006, there were 16,906,044 Fund shares issued and outstanding.

           Proxy materials will be mailed to shareholders of record on or about December __, 2006.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

Exhibit B: Description of the Acquiring Fund's Board Members	B-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING
FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE
ACQUIRING FUND

SUMMARY

           This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

           Proposed Transaction. The Fund's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund Class Z shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of the Acquiring Fund's Class Z shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. Thereafter, the Fund will cease operations and will be terminated.

           As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.

           The Fund's Board has unanimously concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

           Tax Consequences. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations. See "Information about the Reorganization—Federal Income Tax Consequences."

           Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Fund's Prospectus and the Acquiring Fund's Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

           Goal/Approach. The Acquiring Fund has the same investment objective and substantially similar investment management policies as the Fund. Both funds seek as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue its goal, each fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes.

           The Acquiring Fund, like the Fund, invests at least 80% of its assets in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus, and may invest up to 20% of its assets in municipal bonds rated below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus. In addition, each fund temporarily may invest in taxable bonds and municipal bonds that pay income exempt only from federal income tax.

           The dollar-weighted average maturity of the Acquiring Fund's portfolio normally exceeds ten years, but the Acquiring Fund may invest without regard to maturity. The Fund is required to generally maintain a dollar-weighted average portfolio maturity between three and ten years. As of August 28, 2006, the dollar-weighted average maturity of the Acquiring Fund's portfolio and the Fund's portfolio was 18.74 years and 8.28 years, respectively. The average duration of the Acquiring Fund's portfolio and the Fund's portfolio as of such date, however, was 5.99 years and 5.03 years, respectively. Duration is a measure of how sensitive a fund's portfolio may be to changes in interest rates — generally, the longer a fund's duration, the more likely its portfolio is to react to interest rate fluctuations and the greater its long-term risk/return potential. The portfolio managers of the Fund and the Acquiring Fund and management believe that, because of prevalent market conditions, the characteristics of the funds' portfolios are not significantly different notwithstanding the differences in the average maturity of the Acquiring Fund's and the Fund's respective portfolios.

           Although each fund seeks to provide income exempt from federal and California state income taxes, interest from some fund holdings may be subject to the federal alternative minimum tax ("AMT"). The Acquiring Fund is subject to a 20% limitation on the amount of its assets that may be invested in municipal bonds subject to the federal AMT. The Fund may invest without limitation in such municipal bonds if Dreyfus determines that their purchase is consistent with the Fund's investment objective. As of July 31, 2006, 8.59% of the Fund's assets and 3.88% of the Acquiring Fund's assets, respectively, were invested in municipal bonds subject to the federal AMT.

           For each fund, the portfolio manager may buy and sell municipal bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager for each fund focuses on municipal bonds with the potential to offer attractive current income, typically looking for municipal bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of each fund's assets may be allocated to "discount" bonds, which are municipal bonds that sell at a price below their face value, or to "premium" bonds, which are municipal bonds that sell at a price above their face value. The allocation to either discount municipal bonds or to premium municipal bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager also may look to select municipal bonds that are most likely to obtain attractive prices when sold.

           The Fund and the Acquiring Fund may, but are not required to, use derivatives, such as futures, options and swap agreements, as a substitute for taking a position in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. Each of the Fund and the Acquiring Fund also may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates and may make forward commitments in which the relevant fund agrees to buy or sell a security in the future at a price agreed upon today.

           Each fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of the fund's total assets.

           For more information on either the Fund's or the Acquiring Fund's management policies, see "Goal/Approach" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information.

           The Acquiring Fund is a corporation organized under the laws of the State of Maryland. The Fund is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts. See "Certain Organizational Differences Between the Acquiring Fund and the Fund" below.

           Main Risks. The principal risks associated with an investment in the Fund and the Acquiring Fund are similar. These risks are discussed below. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means you could lose money.

•	Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund's share price. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

•	Call risk. Some municipal bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer "calls" its bond during a time of declining interest rates, the relevant fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a fund's "callable" issues are subject to increased price fluctuation.

•	Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the Fund's or the Acquiring Fund's share price. Although each fund invests primarily in investment grade bonds, each fund may invest up to 20% of its assets in high yield bonds, which involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

•	Liquidity risk. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically.

•	State-specific risk. Each fund is subject to the risk that California's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes each fund more sensitive to risks specific to the state and may magnify other risks.

•	Market sector risk. Each fund's overall risk level will depend on the market sectors in which the fund is invested and the current interest rate, liquidity and credit quality of such sectors. Each fund may significantly overweight or underweight certain industries or market sectors, which may cause such fund's performance to be more or less sensitive to developments affecting those industries or sectors.

•	Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. Although each fund will invest in municipal bonds that pay interest that is exempt, in the opinion of counsel to the issuer (or on the basis of other authority believed by Dreyfus to be reliable), from federal income tax, if any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

•	Leveraging risk. The use of leverage, such as lending portfolio securities, engaging in forward commitment transactions and investing in inverse floating rate securities, may cause taxable income and may magnify the fund's gains or losses.

•	Derivatives risk. Each fund may use derivative instruments, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), inverse floaters and swap agreements. Certain derivatives may cause taxable income. A small investment in derivatives could have a potentially large impact on a fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund or the Acquiring Fund will not correlate with the underlying instruments or such fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.

•	Non-diversification risk. Each fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the Fund's and the Acquiring Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

           The Fund and the Acquiring Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

           Under adverse market conditions, the Fund and the Acquiring Fund each could invest some or all of its respective assets in U.S. Treasury securities and money market securities. Although the Fund or the Acquiring Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Fund or the Acquiring Fund invests defensively in these securities, it might not achieve its investment objective. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

           See "Main Risks" in the relevant Prospectus and "Description of the Fund" in the relevant Statement of Additional Information for a more complete description of investment risks.

           Redemption Fee. Fund shares are subject to a 1.00% redemption fee on redemptions or exchanges of shares owned for less than 30 days. The Acquiring Fund's Class Z shares are subject to a 0.10% redemption fee on redemptions or exchanges of shares owned for less than 30 days. Effective on or about February 1, 2007, each fund will assess a 1.00% redemption fee on redemptions or exchanges of fund shares owned for less than 30 days.

           Fees and Expenses. The fees and expenses set forth below are based on net assets and accruals of the Fund and the Acquiring Fund, respectively, as of July 31, 2006. The "Pro Forma After Reorganization" operating expenses information is based on the net assets and fund accruals of the Fund and the Acquiring Fund as of July 31, 2006, as adjusted showing the effect of the Reorganization had it occurred on such date. Each fund has agreed to pay Dreyfus a management fee at the annual rate of 0.60% of the value of the respective fund's average daily net assets. In addition, Class Z shares of the Acquiring Fund have a lower total expense ratio than the Fund based on expenses of the funds as of July 31, 2006. With respect to the Fund, Dreyfus has voluntarily agreed to waive a portion of its management fee and/or reimburse the Fund to the extent the Fund's total annual operating expenses exceed 0.80% of the Fund's average daily net assets. This voluntary undertaking may be terminated at any time. Shares of the Fund and Class Z shares of the Acquiring Fund are not subject to any sales charges. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Annual Fund Operating Expenses
(expenses paid from fund assets)
(percentage of average daily net assets):

	Fund	Acquiring Fund Class Z	Pro Forma After Reorganization Acquiring Fund Class Z
Management fees	.60%	.60%	.60%
Rule 12b-1 fee	none	none	none
Shareholder services fee	.03%	.05%	.05%
Other expenses	.12%	.07%	.07%

Total	.75%	.72%	.72%

Expense example

	1 Year	3 Years	5 Years	10 Years

Fund shares	$77	$240	$417	$930

Acquiring Fund Class Z shares	$74	$230	$401	$894

Pro Forma-After Reorganization	$74	$230	$401	$894
Acquiring Fund Class Z shares

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

           Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Fund shows the changes in the performance of the Fund's shares from year to year and the bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class Z shares from year to year. The table for the Fund compares the average annual total returns of the Fund to those of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds with maturities ranging between 6 to 8 years. The table for the Acquiring Fund compares the average annual total returns of the Acquiring Fund's Class Z shares to those of the Lehman Brothers Municipal Bond Index, an unmanaged benchmark of total return performance for non-California-specific municipal bonds. All returns assume reinvestment of dividends and distributions. Of course, past performance (both before and after taxes) is no guarantee of future results.

           After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund — Class Z Shares
Year-by-year total returns as of 12/31 each year (%)

+3.44	+8.26	+5.84	-4.42	+15.24	+3.49	+8.11	+4.85	+4.67	+4.13

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter:	Q3 '02	+6.02%

Worst Quarter:	Q2 '04	-2.51%

The year-to-date total return of the Acquiring Fund's Class Z shares as of 9/30/06 was +3.63%.

Acquiring Fund — Class Z Shares
Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years
Class Z
returns before taxes	4.13%	5.04%	5.26%

Class Z
returns after taxes
on distributions	4.10%	4.83%	5.13%

Class Z
returns after taxes
on distributions and
sale of fund shares	4.13%	4.85%	5.12%

Lehman Brothers
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	3.51%	5.59%	5.71%

*Unlike the Acquiring Fund, the Index is not composed of bonds of a single state.

Fund Shares
Year-by-year total returns as of 12/31 each year (%)

+3.66	+7.63	+5.79	-1.68	+9.45	+4.90	+8.86	+3.57	+3.23	+1.78

'96	'97	'98	'99	'00	'01	'02	'03	'04	'05

Best Quarter:	Q3 '02	+4.84%

Worst Quarter:	Q2 '04	-2.13%

The year-to-date total return of the Fund's shares as of 9/30/06 was +2.96%.

Fund Shares
Average annual total returns as of 12/31/05

	1 Year	5 Years	10 Years
Fund	1.78%	4.44%	4.67%
returns before taxes

Fund
returns after taxes
on distributions	1.75%	4.37%	4.64%

Fund
returns after taxes
on distributions and
sale of fund shares	2.40%	4.35%	4.60%

Lehman Brothers 7-Year
Municipal Bond Index*
reflects no deduction for
fees, expenses or taxes	1.72%	5.13%	5.26%

*Unlike the Fund, the Index is not composed of bonds of a single state.

           Investment Adviser. The investment adviser for the Fund and the Acquiring Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $[___] billion in approximately 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations, and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial has approximately $__ trillion in assets under management, administration or custody, including $__ billion under management.

           Primary Portfolio Managers. Monica S. Weiboldt has been the Fund's primary portfolio manager since October 1996 and has been employed by Dreyfus since November 1983. Joseph P. Darcy has been the Acquiring Fund's primary portfolio manager since January 1996 and has been a portfolio manager at Dreyfus since May 1994.

           Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Fund and the Acquiring Fund, each fund has different Board members. None of the Board members of the Fund or the Acquiring Fund is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Fund's Board members, see Exhibit B.

           Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for both the Fund and the Acquiring Fund.

           Capitalization.        The Fund has classified its shares into one class and the Acquiring Fund has classified its shares into four classes – Class A, Class B, Class C and Class Z. There will be no exchange of Class A, Class B or Class C shares of the Acquiring Fund. The following table sets forth as of October 31, 2006 (1) the capitalization of the Fund's shares, (2) the capitalization of the Acquiring Fund's Class Z shares and (3) the pro forma capitalization of the Acquiring Fund's Class Z shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund Class Z	Pro Forma After Reorganization Acquiring Fund Class Z
Total net assets	$238,305,454	$1,157,216,317	$1,395,521,771
Net asset value
per share	$14.10	$14.93	$14.93
Shares outstanding	16,906,044	77,504,776	93,466,293

           The Acquiring Fund had approximately $___ billion in total net assets (attributable to Class A, Class B, Class C and Class Z shares) as of October 31, 2006. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes invest in the same portfolio of securities, but the classes are subject to different charges and expenses and will likely have different share prices.

           Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are substantially similar. After the Reorganization, Class Z shares of the Acquiring Fund will be offered to shareholders of the Fund who received Class Z shares in exchange for their Fund shares as a result of the Reorganization and continue to maintain Acquiring Fund accounts in Class Z and to certain current holders of Acquiring Fund Class Z shares. Otherwise, Class Z generally will be closed to new investors and for new accounts (except for certain wrap accounts or similar programs). See "Shareholder Guide – Buying shares" in the Acquiring Fund's Prospectus and "Account Policies – Buying shares" in the Fund's Prospectus, and "Services for Fund Investors" and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Buy Shares" and "Shareholder Services" in the relevant Statement of Additional Information for a discussion of purchase procedures.

           Shareholder Services Plan. Fund shares and Class Z shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund each reimburse Dreyfus Service Corporation, their distributor, an amount not to exceed the annual rate of 0.25% of the value of the average daily net assets of the Fund and Class Z shares of the Acquiring Fund, respectively, for providing shareholder services. See "Shareholder Services Plan" in the Fund's Statement of Additional Information and "Distribution Plan and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

           Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are substantially similar. See "Shareholder Guide – Selling shares" in the Acquiring Fund's Prospectus and "Account Policies—Selling shares" in the Fund's Prospectus, and "Instructions for Regular Accounts" in the relevant Prospectus and "How to Redeem Shares" in the relevant Statement of Additional Information for a discussion of redemption procedures.

           Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Although they may do so more frequently, each fund anticipates paying its shareholders dividends once a month and any capital gain distribution annually. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

           Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are substantially similar. The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See "Services for Fund Investors" in the relevant Prospectus and "Shareholder Services" in the relevant Statement of Additional Information for a further discussion of the shareholder services offered.

           Certain Organizational Differences Between the Fund and the Acquiring Fund. The Acquiring Fund is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Fund's Articles of Incorporation (the "Charter"), the Acquiring Fund's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Fund is a Massachusetts business trust, and the rights of its shareholders are governed by the Fund's Agreement and Declaration of Trust (the "Trust Agreement"), the Fund's By-Laws and applicable Massachusetts law. Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Acquiring Fund nor the Fund is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares. Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Generally, on matters submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate as a single class. The Trust Agreement provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders meeting. The Charter provides that 33-1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for the Fund or the Acquiring Fund are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, Acquiring Fund stockholders have no personal liability as such for the Acquiring Fund's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Fund, or the Trustees for the Fund. The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or some other reason. Thus, the Fund considers the risk of a shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations. The Trust Agreement also provides that the Fund, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, the Acquiring Fund's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Fund is not liable to the Acquiring Fund or its stockholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met. A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Fund is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification. Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

           If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under Massachusetts law, the Fund's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Fund is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Fund may be indemnified to the same extent as Trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

           The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Fund's Charter, the Acquiring Fund's By-Laws and the Maryland Code, and the Fund, the Fund's Trust Agreement, the Fund's By-Laws and Massachusetts law. It is not a complete description of the differences, but only of material differences. Shareholders desiring copies of the Acquiring Fund's Charter and By-Laws or the Fund's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention: Legal Department.

REASONS FOR THE REORGANIZATION

           After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and management policies, management recommended that the Fund be consolidated with the Acquiring Fund. The Board members of the Fund and the Acquiring Fund have concluded that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively. The Fund's Board believes that the Reorganization will permit Fund shareholders to pursue the same investment goals in a larger fund with a better performance record and a lower total expense ratio, without diluting such shareholders' interests. As of October 31, 2006, the Fund had net assets of approximately $___ million and the Acquiring Fund had net assets of approximately $___ billion. By combining the Fund with the Acquiring Fund, which has larger aggregate net assets, Fund shareholders should benefit from more efficient portfolio management and Dreyfus would be able to eliminate the duplication of resources and costs associated with marketing and servicing the funds as separate entities.

           The Board of the Acquiring Fund considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund.

           In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) the expense ratios and information regarding the fees and expenses of the Fund and the Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Reorganization would be borne by Dreyfus, and not the Fund or the Acquiring Fund.

           For the reasons described above, the Boards of the Fund and the Acquiring Fund, including the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

           Plan of Reorganization. The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class Z shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on March 8, 2007 or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Acquiring Fund Class Z shares to be issued to the Fund will be determined on the basis of the relative net asset values per share and aggregate net assets of the Fund and Class Z shares of the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are described under the caption "Shareholder Guide—Buying shares" in the Acquiring Fund's Prospectus and under the caption "Determination of Net Asset Value" in the Acquiring Fund's Statement of Additional Information.

           On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

           As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Acquiring Fund Class Z shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund Class Z shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated. After the Closing Date, any outstanding certificates representing Fund shares will represent Class Z shares of the Acquiring Fund distributed to the Fund's shareholders of record.

           The Plan may be amended at any time prior to the Reorganization. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and the Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund.

           The total expenses of the Reorganization are expected to be approximately $[____], which will be borne by Dreyfus. In addition to use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, an outside firm may be retained to solicit proxies on behalf of the Fund's Board. The cost of any such outside solicitation firm, which would be borne by Dreyfus, is estimated to be approximately $[____].

           If the Reorganization is not approved by Fund shareholders, the Fund's Board will consider other appropriate courses of action with respect to the Fund.

           Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

           Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class Z shares, the Acquiring Fund's assumption of the Fund's stated liabilities and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class Z shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class Z shares and the assumption by the Acquiring Fund of stated liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Class Z shares to Fund shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund shares for Acquiring Fund Class Z shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class Z shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class Z shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

           Neither the Fund nor the Acquiring Fund has sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

           [As of the Fund's fiscal year ended March 31, 2006, the Fund has an unused capital loss carryforward of $[_____]. There are limitations to the amount of the carryforward that can be utilized in any one year, and any amount that cannot be utilized in any one year can be carried over to a succeeding year subject to the same limitations in such year. Different amounts of the capital loss carryforward expire in different years. Consequently, as a result of the limitations on the use of capital loss carryforwards, if the Reorganization is consummated it is expected that some or all of the Fund's capital loss carryforward may expire unused.]

Required Vote and Board's Recommendation

           The Fund's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"
APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

           Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus forming a part of the Acquiring Fund's Registration Statement on Form N-1A (File No. 2-84105). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus forming a part of its Registration Statement on Form N-1A (File No. 33-46586).

           The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

           In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. An outside firm may be retained to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

           Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free number directly to vote), the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

           If a proxy is executed properly and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the proposal.

           In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of 30% of the outstanding Fund shares entitled to vote at the Meeting.

           The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

           As of November 20, 2006, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the outstanding voting shares of the Fund:

Name and Address	Percentage of Outstanding Shares

Before Reorganization	After Reorganization

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	26.31%	__%

SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456	12.75%	__%

Charles Schwab & Co. Inc. ATTN Mutual Funds Department Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	6.83%	__%

           As of November 20, 2006, the following shareholder was known by the Acquiring Fund to own of record or beneficially 5% or more of the outstanding Class Z voting shares of the Acquiring Fund:

Name and Address	Percentage of Outstanding Class Z Shares

Before Reorganization	After Reorganization

Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.78%	__%

           A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

           As of November 7, 2006, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's and the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

           The audited financial statements of the Fund for the fiscal year ended March 31, 2006 and the audited financial statements of the Acquiring Fund for the fiscal year ended May 31, 2006 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, the independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

           The Fund's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

           Please advise the Fund, in care of Dreyfus Transfer, Inc., P.O. Box 55263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

           IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

           AGREEMENT AND PLAN OF REORGANIZATION dated as of November 8, 2006 (the "Agreement"), between DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND (the "Fund"), a Massachusetts business trust, and DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. (the "Acquiring Fund"), a Maryland corporation.

           This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class Z shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

           WHEREAS, the Fund and the Acquiring Fund are each registered, open-end management investment companies, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

           WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of common stock and beneficial interest, respectively;

           WHEREAS, the Fund's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

           WHEREAS, the Acquiring Fund's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

           NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

                     1.       THE REORGANIZATION.

                     1.1     Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

                     1.2     The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

                     1.3     Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to The Bank of New York, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

                     1.4     The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

                     1.5     As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date ("Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund; Fund share certificates, if any, will be exchanged for Acquiring Fund share certificates upon presentation to the Acquiring Fund's transfer agent.

                     1.6     Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information; the Acquiring Fund, however, will not issue share certificates in the Reorganization.

                     1.7     Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

                     1.8     Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

                     2.       VALUATION.

                     2.1     The value of the Fund's assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Fund's Articles of Incorporation, as amended (the "Acquiring Fund's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.2     The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's Charter and then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

                     2.3     The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

                     2.4     All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

                     3.       CLOSING AND CLOSING DATE.

                     3.1     The Closing Date shall be March 8, 2007, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

                     3.2     The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date.

                     3.3     If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

                     3.4     The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

                     4.       REPRESENTATIONS AND WARRANTIES.

                     4.1     The Fund represents and warrants to the Acquiring Fund as follows:

                               (a) The Fund is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry out its obligations under this Agreement.

                               (b) The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Fund's Agreement and Declaration of Trust, as amended (the "Fund's Declaration of Trust"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

                               (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

                               (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                               (g) The Statements of Assets and Liabilities of the Fund for each of its five fiscal years ended March 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

                               (h) Since March 31, 2006, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.2 and 4.1(g) hereof.

                               (i) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (j) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

                               (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

                               (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (n) The proxy statement of the Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                     4.2     The Acquiring Fund represents and warrants to the Fund as follows:

                               (a) The Acquiring Fund is a corporation duly organized and validly existing under the laws of the State of Maryland, and has power to carry out its obligations under this Agreement.

                               (b) The Acquiring Fund is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.

                               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

                               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

                               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                               (f) The Statements of Assets and Liabilities of the Acquiring Fund for each of its five fiscal years ended May 31, 2006 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

                               (g) Since May 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(f) hereof.

                               (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

                               (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

                               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

                               (m) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's assets in the Reorganization.

                               (n) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

                     5.       COVENANTS OF THE ACQUIRING FUND AND THE FUND.

                     5.1     The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

                     5.2     The Fund will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

                     5.3     Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

                     5.4     As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Fund's President or its Vice President and Treasurer.

                     5.5     The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

                     5.6     The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                     5.7     The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

                     5.8     As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to the Fund's shareholders consisting of the Acquiring Fund Shares received at the Closing.

                     6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

                     The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     6.1     All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     6.2     The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Fund's Treasurer.

                     6.3     The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Fund's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

                     7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

                     The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

                     7.1     All representations and warranties of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

                     7.2     The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Acquiring Fund's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

                     8.       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

                     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

                     8.1     This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Fund's Declaration of Trust and the 1940 Act.

                     8.2     On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

                     8.3     All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

                     8.4     The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

                     8.5     The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods (after reduction for any capital loss carryforward).

                     8.6     The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts and assumptions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                               (a) The transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund, followed by the distribution by the Fund of those Acquiring Fund Shares to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of those Acquiring Fund Shares to Fund Shareholders in exchange for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each asset of the Fund in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund.

                     In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

                     No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

                     9.       TERMINATION OF AGREEMENT; EXPENSES.

                     9.1     This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

                     9.2     If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members, officers or shareholders of the Acquiring Fund or of the Fund, as the case may be, in respect of this Agreement.

                     9.3     Dreyfus shall bear the aggregate expenses of the transactions contemplated hereby to the extent those expenses are directly related to the Reorganization.

                     10.     WAIVER.

                     At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

                     11.     MISCELLANEOUS.

                     11.1   None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

                     11.2   This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

                     11.3   This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Fund and the Acquiring Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and federal securities laws, the latter shall govern.

                     11.4   This Agreement may be amended only by a signed writing between the parties.

                     11.5   This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

                     11.6   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                     11.7   It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund or the Acquiring Fund personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be, as provided in the Fund's Declaration of Trust or the Acquiring Fund's Charter, respectively; a copy of the Fund's Declaration of Trust is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Fund's principal offices. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Fund or the Acquiring Fund, as the case may be.

           IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

By:	Stephen E. Canter, President

ATTEST:	Jeff Prusnofsky, Assistant Secretary

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.

By:	Stephen E. Canter, President

ATTEST:	Jeff Prusnofsky, Assistant Secretary

Exhibit B

DESCRIPTION OF THE ACQUIRING FUND'S BOARD MEMBERS

           Board members of the Acquiring Fund, together with information as to their positions with the Acquiring Fund, principal occupations and other board memberships and affiliations, are shown below.1

____________________
1 None of the Board members are "interested persons" of the Acquiring Fund, as defined in the 1940 Act.

Name (Age) Position with Acquiring Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships and Affiliations

Joseph S. DiMartino (63) Chairman of the Board (1995)	Corporate Director and Trustee	The Muscular Dystrophy Association, Director
Levcor International, Inc., an apparel fabric
  processor, Director
Century Business Services, Inc., a provider of
  outsourcing functions for small and medium
  sized companies, Director
The Newark Group, a provider of a national
  market of paper recovery facilities, paperboard
  mills and paperboard converting plants,
  Director
Sunair Services Corporation, engaging in the
  design, manufacture and sale of high
  frequency systems for long-range voice and
  data communications, as well as providing
  certain outdoor-related services to homes and
businesses, Director

David W. Burke (70) Board Member (1994)	Corporate Director and Trustee	John F. Kennedy Library Foundation, Director U.S.S. Constitution Museum, Director

William Hodding Carter III (71) Board Member (2006)	Professor of Leadership and Public
  Policy, University of North Carolina,
  Chapel Hill (January 1, 2006-Present)
President and Chief Executive Officer of
  the John S. and James L. Knight
Foundation (1998-2006)	The Century Foundation, Director Emeritus The Enterprise Corporation of the Delta, Director

Gordon J. Davis (65) Board Member (1995)	Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP President, Lincoln Center for The Performing Arts, Inc. (2001)	Consolidated Edison, Inc., a utility company, Director Phoenix Companies, Inc., a life insurance company, Director Board Member/Trustee for several not-for-profit groups

Joni Evans (64) Board Member (1983)	Principal, Joni Evans LTD. Senior Vice President of the William Morris Agency (2005)	None

Arnold S. Hiatt (79) Board Member (1987)	Chairman of The Stride Rite Charitable Foundation	Isabella Stewart Gardner Museum, Trustee John Merck Fund, a charitable trust, Trustee Business for Social Responsibility, Director The A.M. Fund, Trustee

Ehud Houminer (65) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman Explore Charter School, Brooklyn, NY, Chairman

Richard C. Leone (66) Board Member (2006)	President of the Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	The American Prospect, Director Center for American Progress, Director

Hans C. Mautner (68) Board Member (2006)	President-International Division and an
  Advisory Director of Simon Property
  Group, a real estate investment
  company (1998-present)
Director and Vice Chairman of Simon
  Property Group (1998-2003)
Chairman and Chief Executive Officer
  of Simon Global Limited (1999-
present)	Capital and Regional PLC, a British co-investing real estate asset manager, Director Member-Board of Managers of: Mezzacappa Long/Short Fund LLC

Robin A. Melvin (42) Board Member (2006)	Director, Boisi Family foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances	None

Burton N. Wallack (56) Board Member (1991)	President and co-owner of Wallack Management Company, a real estate management company	None

John E. Zuccotti (69) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Chairman of the Real Estate Board of New York	Emigrant Savings Bank, Director Wellpoint, Inc., Director Visiting Nurse Service of New York, Director Columbia University, Trustee Doris Duke Charitable Foundation, Trustee

DREYFUS CALIFORNIA INTERMEDIATE MUNICIPAL BOND FUND

           The undersigned shareholder of Dreyfus California Intermediate Municipal Bond Fund (the "Fund") hereby appoints Joseph M. Chioffi and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 15, 2006, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:00 a.m., on Thursday, March 1, 2007, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

THREE EASY WAYS TO VOTE YOUR PROXY

3.	TELEPHONE: Call 1-888-[221-0697] and follow the simple instructions.

4.	INTERNET: Go to www.proxyweb.com, and follow the on-line directions.

5.	MAIL: Vote, sign and date, and return in the enclosed postage-paid envelope.

           If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Dated:
Sign, Date and Return the Proxy Card Promptly
Using the Enclosed Envelope

Signature(s)                            (Sign in the Box)

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Please fill in box as shown using black or blue ink or number 2 pencil. Please do not use fine point pens.

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"), in exchange for Class Z shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the pro rata distribution of those shares to the Fund's shareholders and subsequent termination of the Fund.

FOR |_|	AGAINST |_|	ABSTAIN |_|

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

December __, 2006

Acquisition of the Assets of

DREYFUS CALIFORNIA INTERMEDIATE
MUNICIPAL BOND FUND

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-645-6561

By and in Exchange for Class Z Shares of

DREYFUS PREMIER CALIFORNIA TAX
EXEMPT BOND FUND, INC.

144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-554-4611

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2006 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus California Intermediate Municipal Bond Fund (the "Fund") in exchange for Class Z shares of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated October 1, 2006.

2.	The Acquiring Fund's Annual Report for the fiscal year ended May 31, 2006.

3.	The Fund's Annual Report for the fiscal year ended March 31, 2006.

4.	The Fund's Semi-Annual Report for the six-month period ended September 30, 2006.

5.	Pro forma financials for the combined Fund and Acquiring Fund as of September 30, 2006.

           The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and Semi-Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference. The Prospectus/Proxy Statement dated December ___, 2006 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

           The Acquiring Fund's Statement of Additional Information dated October 1, 2006 is incorporated herein by reference to the Acquiring Fund's Post-Effective Amendment No. 34 to its Registration Statement on Form N-1A, filed September 27, 2006 (File No. 2-84105). The financial statements of the Acquiring Fund are incorporated herein by reference to its Annual Report dated May 31, 2006 , filed July 31, 2006.

           The Fund's Statement of Additional Information dated August 1, 2006 is incorporated herein by reference to the Fund's Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A, filed July 27, 2006 (File No. 33-46586). The financial statements of the Fund are incorporated herein by reference to its Annual Report for its fiscal year ended March 31, 2006 and Semi-Annual Report for the six months ended September 30, 2006.

Pro Forma STATEMENT OF INVESTMENTS (Unaudited)
Dreyfus Premier California Tax Exempt Bond Fund, Inc.
September 30, 2006

                                                                   Principal Amount ($)                         Value ($)
                                                       -----------------------------------------------------------------------------
                                                                          Dreyfus                                Dreyfus
                                                       Dreyfus Premier  California            Dreyfus Premier  California
                                                       California Tax  Intermediate Pro Forma California Tax  Intermediate Pro Forma
                                                         Exempt Bond     Municipal  Combined    Exempt Bond     Municipal  Combined
                                                          Fund, Inc      Bond Fund     (*)      Fund, Inc.      Bond Fund     (*)

Long-Term Municipal                   Coupon  Maturity
Investments--98.7%                   Rate (%)  Date
------------------------------------------------------------------------------------------------------------------------------------
California--92.1%
ABAG Finance Authority for
     Nonprofit Corporations, COP
     (Episcopal Homes Foundation)      5.25    7/1/10                 3,500,000     3,500,000                   3,591,770  3,591,770
ABAG Finance Authority for
     Nonprofit Corps., MFHR
     (Central Park Apartments)         5.50    7/1/19   1,010,000                   1,010,000     1,042,179                1,042,179
ABAG Finance Authority for
     Nonprofit Corps., MFHR
     (Central Park Apartments)         5.60    7/1/38   5,815,000                   5,815,000     5,957,002                5,957,002
ABAG Finance Authority for
     Nonprofit Corps., MFHR
     (Sansum-Santa Barbara Medical
     Foundation Clinic)                5.50    4/1/21   3,500,000                   3,500,000     3,727,780                3,727,780
ABAG Finance Authority for
     Nonprofit Corporations,
     Revenue (San Diego Hospital
     Association)                      5.38    3/1/21                 4,000,000     4,000,000                   4,281,120  4,281,120
Alameda Corridor Transportation
     Authority, Revenue (Insured;
     MBIA)                             5.13   10/1/16                 2,000,000     2,000,000                   2,104,700  2,104,700
Alameda County,
     COP (Insured; MBIA)               5.38   12/1/12                 2,000,000     2,000,000                   2,190,640  2,190,640
Alameda County,
     COP (Insured; MBIA)               6.78   12/1/13   5,000,000 a,b               5,000,000     5,953,200                5,953,200
Anaheim Public Finance Authority,
     Tax Allocation Revenue
     (Insured; MBIA)                   6.45  12/28/18  26,000,000                  26,000,000    27,363,440               27,363,440
Bay Area Toll Authority,
     San Francisco Bay Area Toll
     Bridge Revenue                    5.00    4/1/11                 2,000,000     2,000,000                   2,128,340  2,128,340
Bay Area Toll Authority,
     San Francisco Bay Area Toll
     Bridge Revenue                    5.00    4/1/25  17,675,000                  17,675,000    18,909,599               18,909,599
Bay Area Toll Authority,
     San Francisco Bay Area Toll
     Bridge Revenue                    5.00    4/1/26  14,500,000                  14,500,000    15,477,590               15,477,590
California,
     Economic Recovery Bonds           5.25    7/1/14                 2,000,000     2,000,000                   2,209,360  2,209,360
California,
     Economic Recovery Bonds           5.00    7/1/16  13,000,000                  13,000,000    13,817,440               13,817,440
California,
     GO                                5.00    8/1/22                 2,000,000     2,000,000                   2,125,360  2,125,360
California,
     GO                                5.25    2/1/30  25,700,000                  25,700,000    26,996,051               26,996,051
California,
     GO (Various Purpose)              6.13   10/1/11   2,875,000                   2,875,000     3,215,975                3,215,975
California,
     GO (Various Purpose)              5.13   11/1/11                 5,000,000     5,000,000                   5,353,450  5,353,450
California,
     GO (Various Purpose)              5.00  6/1/2016                 2,000,000     2,000,000                   2,169,180  2,169,180
California,
     GO (Various Purpose)              5.50    4/1/28     900,000                     900,000       992,916                  992,916
California,
     GO (Various Purpose)              5.00    6/1/31  10,000,000                  10,000,000    10,468,500               10,468,500
California,
     GO (Veterans)                     5.35   12/1/16                 2,000,000     2,000,000                   2,096,640  2,096,640
California,
     GO (Veterans)                     5.05   12/1/36  14,500,000                  14,500,000    14,864,385               14,864,385
California Department of Veteran
     Affairs, Home Purchase Revenue    5.50   12/1/19   5,015,000                   5,015,000     5,288,518                5,288,518
California Department of Veteran
     Affairs, Home Purchase Revenue    5.20   12/1/28  10,000,000                  10,000,000    10,006,500               10,006,500
California Department of Water
     Resources, Power Supply Revenue   5.88    5/1/12  10,000,000 c                10,000,000    11,292,800               11,292,800
California Department of Water
     Resources, Power Supply
     Revenue (Insured; FGIC)           5.13    5/1/12                 2,000,000 c   2,000,000                   2,183,500  2,183,500
California Department of Water
     Resources, Power Supply
     Revenue (Insured; MBIA)           5.25    5/1/12                 2,000,000     2,000,000                   2,170,400  2,170,400
California Department of Water
     Resources, Water System
     Revenue (Central Valley
     Project)                          5.50   12/1/11                   225,000 c     225,000                     246,834    246,834
California Department of Water
     Resources, Water System
     Revenue (Central Valley
     Project)                          5.50   12/1/15                 1,275,000     1,275,000                   1,388,960  1,388,960
California Department of Water
     Resources, Water System
     Revenue (Central Valley
     Project) (Insured; FGIC)          5.50   12/1/15                 2,000,000     2,000,000                   2,280,740  2,280,740
California Department of Water
     Resources, Water System
     Revenue (Central Valley
     Project) (Insured; MBIA)          5.00   12/1/23  10,000,000                  10,000,000    10,658,400               10,658,400
California Educational Facilities
     Authority, Revenue (Pooled
     College and University
     Projects)                         5.63    7/1/23   1,275,000                   1,275,000     1,290,772                1,290,772
California Health Facilities
     Financing Authority, Revenue
     (Cedars-Sinai Medical Center)     6.13   12/1/09  30,695,000 c                30,695,000    33,372,218               33,372,218
California Health Facilities
     Financing Authority, Revenue
     (Cedars-Sinai Medical Center)     6.25   12/1/09   9,460,000 c                 9,460,000    10,320,387               10,320,387
California Health Facilities
     Financing Authority, Revenue
     (Cedars-Sinai Medical Center)     5.00  11/15/19                 2,000,000     2,000,000                   2,113,960  2,113,960
California Health Facilities
     Financing Authority, Revenue
     (Health Facility-Adventist
     Health Systems)                   5.00    3/1/17                   870,000       870,000                     911,142    911,142
California Health Facilities
     Financing Authority, Revenue
     (Health Facility-Adventist
     Health Systems)                   5.00    3/1/18                 1,000,000     1,000,000                   1,044,590  1,044,590
California Health Facilities
     Financing Authority, Revenue
     (Sutter Health)                   6.25   8/15/35   7,965,000                   7,965,000     8,780,855                8,780,855
California Health Facilities
     Financing Authority, Revenue
     (Sutter Health) (Insured; MBIA)   5.35   7/15/09     240,000 c                   240,000       254,184                  254,184
California Health Facilities
     Financing Authority, Revenue
     (Sutter Health) (Insured; MBIA)   5.35   8/15/28   3,540,000                   3,540,000     3,709,283                3,709,283
California Housing Finance Agency,
     Home Mortgage Revenue             4.80    8/1/36   7,500,000                   7,500,000     7,548,375                7,548,375
California Housing Finance Agency,
     MFHR (Insured; AMBAC)             6.15    8/1/22   1,845,000                   1,845,000     1,883,930                1,883,930
California Housing Finance Agency,
     SFMR                              6.30    8/1/24     565,000                     565,000       571,407                  571,407
California Housing Finance Agency,
     SFMR                              6.45    8/1/25     285,000                     285,000       288,448                  288,448
California Housing Finance Agency,
     SFMR (Collateralized; FHA and
     Insured; AMBAC)                   6.25    8/1/14     210,000                     210,000       212,329                  212,329
California Infrastructure and
     Economic Development Bank, Bay
     Area Toll Bridges Seismic
     Retrofit Revenue (First Lien)
     (Insured; FSA)                    5.25    7/1/13                 2,000,000 c   2,000,000                   2,203,160  2,203,160
California Infrastructure and
     Economic Development Bank, Bay
     Area Toll Bridges Seismic
     Retrofit Revenue (Insured;
     FGIC)                             5.00    7/1/25  10,455,000                  10,455,000    11,728,628               11,728,628
California Infrastructure and
     Economic Development Bank,
     Revenue (Kaiser Hospital
     Assistance I-LLC)                 5.55    8/1/31  21,900,000                  21,900,000    23,252,544               23,252,544
California Infrastructure and
     Economic Development Bank,
     Revenue (The J. Paul Getty
     Trust)                            4.00   12/1/11                 3,000,000     3,000,000                   3,015,060  3,015,060
California Pollution Control
     Financing Authority, PCR          7.82    6/1/14   5,500,000 a,b               5,500,000     7,069,755                7,069,755
California Pollution Control
     Financing Authority, PCR
     (Insured; MBIA)                   7.82    6/1/14  24,165,000 a,b              24,165,000    31,061,933               31,061,933
California Pollution Control
     Financing Authority, PCR (San
     Diego Gas and Electric Co.)
     (Insured; MBIA)                   5.90    6/1/14                 2,000,000     2,000,000                   2,285,420  2,285,420
California Pollution Control
     Financing Authority, SWDR
     (Browning-Ferris Industries of
     California, Inc. Project)         5.80   12/1/16   2,000,000                   2,000,000     1,993,580                1,993,580
California Pollution Control
     Financing Authority, SWDR
     (Browning-Ferris Industries of
     California, Inc. Project)         6.75    9/1/19     600,000                     600,000       602,592                  602,592
California Pollution Control
     Financing Authority, SWDR
     (Keller Canyon Landfill Co.
     Project)                          6.88   11/1/27   1,000,000                   1,000,000     1,006,760                1,006,760
California Pollution Control
     Financing Authority, SWDR
     (Republic Services, Inc.
     Project)                          5.25   12/1/17                 2,000,000     2,000,000                   2,134,080  2,134,080
California State Public Works
     Board, LR (Department of
     Corrections) (California State
     Prison - Kern County at
     Delano II)                        5.50    6/1/13                 3,000,000     3,000,000                   3,312,240  3,312,240
California Public Works Board,
     LR (Department of Corrections,
     Calipatria State Prison,
     Imperial County) (Insured;
     MBIA)                             6.50    9/1/17  13,000,000                  13,000,000    15,509,000               15,509,000
California State Public Works Board,
     LR (Department of Health
     Services-Richmond Laboratory,
     Phase III Office Building)
     (Insured; XLCA)                   5.00   11/1/19                 1,680,000     1,680,000                   1,807,831  1,807,831
California State Public Works Board,
     LR (Department of Health
     Services-Richmond Laboratory,
     Phase III Office Building)
     (Insured; XLCA)                   5.00   11/1/20                 1,275,000     1,275,000                   1,367,794  1,367,794
California Public Works Board,
     LR (Department of Health
     Services, Richmond Laboratory
     Project) (Insured; AMBAC)         5.00   11/1/21  10,910,000                  10,910,000    11,747,015               11,747,015
California State Public Works Board,
     LR (Department of Mental
     Health-Coalinga State Hospital)   5.50    6/1/18                 2,500,000     2,500,000                   2,773,550  2,773,550
California State Public Works
     Board, LR (University of
     California Research Projects)
     (Insured; MBIA)                   5.25   11/1/17                 1,000,000     1,000,000                   1,110,280  1,110,280
California Public Works Board,
     LR (University of California
     Research Projects) (Insured;
     MBIA)                             5.25   11/1/28  10,005,000                  10,005,000    10,866,330               10,866,330
California Public Works Board,
     LR (Various University of
     California Projects)              5.50    6/1/14   5,000,000                   5,000,000     5,523,350                5,523,350
California State University,
     Fresno Association Inc.,
     Auxiliary Organization Event
     Center Revenue                    6.00    7/1/12   3,500,000 c                 3,500,000     3,968,265                3,968,265
California State University,
     Fresno Association Inc.,
     Auxiliary Organization Event
     Center Revenue                    6.00    7/1/12   2,500,000 c                 2,500,000     2,834,475                2,834,475
California State University,
     Fresno Association Inc.,
     Auxiliary Organization Event
     Center Revenue                    6.00    7/1/12   5,250,000 c                 5,250,000     5,952,397                5,952,397
California Statewide Communities
     Development Authority, COP
     (Catholic Healthcare West)        6.50    7/1/10   2,780,000 c                 2,780,000     3,094,807                3,094,807
California Statewide Communities
     Development Authority, COP
     (Catholic Healthcare West)        6.50    7/1/20   1,220,000                   1,220,000     1,338,938                1,338,938
California Statewide Communities
     Development Authority, COP
     (The Internext Group)             5.38    4/1/30  20,000,000                  20,000,000    20,351,600               20,351,600
California Statewide Communities                                                            0
     Development Authority,                                                                 0
     Apartment Development Revenue                                                          0
     (Irvine Apartment Communities)    5.05   5/15/08                 5,000,000     5,000,000                   5,075,250  5,075,250
California Statewide Communities
     Development Authority, Health
     Facility Revenue (Adventist
     Health System/West)               5.00    3/1/35  11,880,000                  11,880,000    12,248,518               12,248,518
California Statewide Communities
     Development Authority, MFHR
     (Equity Residential/Parkview
     Terrace Club Apartments)          5.20   6/15/09                 1,000,000     1,000,000                   1,032,190  1,032,190
California Statewide Communities
     Development Authority, MFHR
     (Equity Residential/Skylark
     Apartments)                       5.20   6/15/09                 2,000,000     2,000,000                   2,064,380  2,064,380
California Statewide Communities
     Development Authority, PCR
     (Southern California Edison
     Co.) (Insured; XLCA)              4.10  4/1/2013                 4,000,000     4,000,000                   4,093,840  4,093,840
California Statewide Communities
     Development Authority, Revenue
     (California Endowment)            5.25    7/1/20                 2,280,000     2,280,000                   2,488,688  2,488,688
California Statewide Communities
     Development Authority, Revenue
     (Daughters of Charity Health
     System)                           5.25    7/1/24   8,205,000                   8,205,000     8,679,167                8,679,167
California Statewide Communities
     Development Authority, Revenue
     (Daughters of Charity Health
     System)                           5.25    7/1/35  23,625,000                  23,625,000    24,737,029               24,737,029
California Statewide Communities
     Development Authority, Revenue
     (Huntington Memorial Hospital)    5.00    7/1/17                 3,000,000     3,000,000                   3,191,070  3,191,070
California Statewide Communities
     Development Authority, Revenue
     (Kaiser Permanente)               5.50   11/1/32  13,500,000                  13,500,000    14,201,190               14,201,190
California Statewide Communities
     Development Authority, Revenue
     (Kaiser Permanente)               5.25    3/1/45  15,000,000                  15,000,000    15,814,350               15,814,350
California Statewide Communities
     Development Authority, Revenue
     (Sutter Health)                   5.50   8/15/28  14,000,000                  14,000,000    15,067,640               15,067,640
California Statewide Communities
     Development Authority, Revenue
     (The California Endowment)        5.00    7/1/28  15,360,000                  15,360,000    16,144,435               16,144,435
California Statewide Communities
     Development Authority, Revenue
     (The California Endowment)        5.00    7/1/33  16,710,000                  16,710,000    17,503,224               17,503,224
Capistrano Unified School
     District, Community Facilities
     District Special Tax (Insured;
     FGIC)                             5.00    9/1/19                 3,545,000     3,545,000                   3,835,796  3,835,796
Capistrano Unified School
     District, Community Facilities
     District Special Tax Number 98
     (Ladera)                          5.75    9/1/09   5,500,000 c                 5,500,000     5,942,530                5,942,530
Capistrano Unified School
     District, School Facilities
     Improvement District Number 1
     (Insured; FGIC)                   6.00    8/1/24   2,075,000                   2,075,000     2,267,394                2,267,394
Carson Redevelopment Agency
     (Area Number 1-Tax Allocation)
     (Insured; MBIA)                   5.50   10/1/13                 1,000,000     1,000,000                   1,116,400  1,116,400
Castaic Lake Water Agency,
     COP, Revenue (Water System
     Improvement Project) (Insured;
     AMBAC)                            0.00    8/1/27  10,000,000                  10,000,000     3,956,000                3,956,000
Cathedral City, Cove Improvement
     District Number 2004-02,
     Limited Obligation Improvement    5.00    9/2/21                 1,040,000     1,040,000                   1,061,102  1,061,102
Central California Joint Powers
     Health Financing Authority,
     COP (Community Hospitals of
     Central California)               6.00    2/1/20                 1,000,000     1,000,000                   1,054,090  1,054,090
Central California Joint Powers
     Health Financing Authority,
     COP (Community Hospitals of
     Central California Obligated
     Group)                            6.00    2/1/30   5,000,000                   5,000,000     5,253,000                5,253,000
Central California Joint Powers
     Health Financing Authority,
     COP (Community Hospitals of
     Central California Obligated
     Group)                            5.75    2/1/31  18,500,000                  18,500,000    19,408,165               19,408,165
Chino Valley Unified School
     District, GO (Insured; MBIA)      5.25    8/1/30  10,000,000                  10,000,000    10,856,500               10,856,500
Chula Vista,
     IDR (San Diego Gas and
     Electric Co.)                     5.00   12/1/27   3,000,000                   3,000,000     3,161,400                3,161,400
Coast Community College District,
     GO (Insured; FSA)                 0.00    8/1/29  15,565,000                  15,565,000    11,800,605               11,800,605
Contra Costa County,
     MFHR (Pleasant Hill BART
     Transit Village Apartments
     Project)                          3.95  12/20/07                 2,500,000     2,500,000                   2,500,650  2,500,650
Contra Costa County Public Finance
     Authority, Tax Allocation
     Revenue (Pleasant Hill BART,
     North Richmond, Bay Point,
     Oakley and Rodeo Redevlopment
     Projects Areas)                   5.45    8/1/28   2,720,000                   2,720,000     2,827,358                2,827,358
Corona Redevelopment Agency,
     Tax Allocation (Merged
     Downtown Amended) (Insured;
     FGIC)                             5.00    9/1/16                 1,000,000     1,000,000                   1,081,540  1,081,540
Cucamonga County Water District,
     COP (Insured; FGIC)               5.25    9/1/25   5,555,000                   5,555,000     5,929,018                5,929,018
Delano,
     COP (Delano Regional Medical
     Center)                           5.25    1/1/18  13,500,000                  13,500,000    13,588,290               13,588,290
Eastern Municipal Water District,
     Water and Sewer Revenue, COP
     (Insured; FGIC)                   5.38    7/1/17                 2,000,000     2,000,000                   2,139,780  2,139,780
El Camino Community College
     District, GO (Insured; FGIC)      5.00    8/1/19                 2,000,000     2,000,000                   2,179,780  2,179,780
El Segundo Unified School District
     (Insured; FGIC)                   5.25    9/1/17                 1,145,000     1,145,000                   1,260,920  1,260,920
Elsinore Valley Municipal Water
     District, COP (Insured; FGIC)     5.38    7/1/15                 1,000,000     1,000,000                   1,123,840  1,123,840
Elsinore Valley Municipal Water
     District, COP (Insured; FGIC)     5.38    7/1/19   3,855,000                   3,855,000     4,390,652                4,390,652
Escondido Reassessment District
     Number 98-1 (Rancho San
     Pasqual)                          5.70    9/2/26   1,335,000                   1,335,000     1,378,281                1,378,281
Escondido Unified School District
     (Insured; FSA)                    5.25    8/1/16                 1,795,000     1,795,000                   1,952,583  1,952,583
Fontana,
     Special Tax (Insured; MBIA)       5.25    9/1/17  10,000,000                  10,000,000    10,475,900               10,475,900
Fontana Public Financing
     Authority, Tax Allocation
     Revenue (North Fontana
     Redevelopment Project)
     (Insured; AMBAC)                  5.50    9/1/32  13,800,000                  13,800,000    14,906,760               14,906,760
Foothill/Eastern Transportation
     Corridor Agency, Toll Road
     Revenue                           7.05    1/1/10                 2,000,000     2,000,000                   2,220,760  2,220,760
Foothill/Eastern Transportation
     Corridor Agency, Toll Road
     Revenue                           5.75   1/15/40     500,000                     500,000       520,195                  520,195
Foothill/Eastern Transportation
     Corridor Agency, Toll Road
     Revenue (Insured; MBIA)           5.25   1/15/12                 4,550,000     4,550,000                   4,825,866  4,825,866
Foothill/Eastern Transportation
     Corridor Agency, Toll Road
     Revenue (Insured; MBIA)           5.13   1/15/19                 2,000,000     2,000,000                   2,104,300  2,104,300
Fountain Valley School District,
     COP (Insured; AMBAC)              2.50   11/1/06                 2,000,000     2,000,000                   1,997,140  1,997,140
Fremont Union High School District
     (Insured; FGIC)                   5.25    9/1/10   3,400,000 c                 3,400,000     3,621,068                3,621,068
Fremont Union High School District
     (Insured; FGIC)                   5.25    9/1/10   4,000,000 c                 4,000,000     4,260,080                4,260,080
Fremont Union High School District
     (Insured; FGIC)                   5.25    9/1/10  11,295,000 c                              11,295,000    12,029,401 12,029,401
Fullerton Community Facilities
     District Number 1, Special Tax
     Revenue (Amerige Heights)         6.10    9/1/22   1,000,000                   1,000,000     1,067,180                1,067,180
Fullerton Community Facilities
     District Number 1, Special Tax
     Revenue (Amerige Heights)         6.20    9/1/32   2,500,000                   2,500,000     2,661,100                2,661,100
Golden State Tobacco
     Securitization Corp., Enhanced
     Tobacco Settlement
     Asset-Backed Bonds                5.75    6/1/08                 3,500,000 c   3,500,000                   3,630,970  3,630,970
Golden State Tobacco
     Securitization Corp., Enhanced
     Tobacco Settlement
     Asset-Backed Bonds                5.00    6/1/19                 2,420,000     2,420,000                   2,480,936  2,480,936
Golden State Tobacco
     Securitization Corp., Enhanced
     Tobacco Settlement
     Asset-Backed Bonds                5.50    6/1/13   5,000,000 c                 5,000,000     5,556,250                5,556,250
Golden State Tobacco
     Securitization Corp., Enhanced
     Tobacco Settlement
     Asset-Backed Bonds (Insured;
     FGIC)                             5.00    6/1/35  25,000,000                  25,000,000    26,171,250               26,171,250
Golden State Tobacco
     Securitization Corp., Enhanced
     Tobacco Settlement
     Asset-Backed Bonds (Insured;
     FSA)                            0/4.55    6/1/22                 1,725,000 d   1,725,000                   1,492,574  1,492,574
Golden State Tobacco
     Securitization Corp., Tobacco
     Settlement Asset-Backed Bonds     6.75    6/1/39  14,770,000                  14,770,000    16,738,693               16,738,693
Hartnell Community College
     District (Insured; MBIA)          5.25    8/1/16                 1,880,000     1,880,000                   2,083,378  2,083,378
High Desert Memorial Health Care
     District, Revenue                 5.40   10/1/11   2,500,000                   2,500,000     2,537,500                2,537,500
Imperial Redevelopment Agency,
     Subordinate Tax Allocation
     Revenue (Imperial
     Redevelopment Project)            4.50   12/1/11                 2,000,000     2,000,000                   1,994,860  1,994,860
Kaweah Delta Health Care District,
     Revenue                           6.00    8/1/34   9,000,000                   9,000,000
La Quinta Financing Authority,                                                                    9,843,570                9,843,570
     Local Agency Revenue (Insured;
     AMBAC)                            5.00    9/1/29  12,400,000                  12,400,000    13,049,388               13,049,388
Lincoln Special Tax,
     Community Facilities District
     No. 2003                          5.65    9/1/19                 1,140,000     1,140,000                   1,204,273  1,204,273
Long Beach Special Tax Community
     Facilities District Number 5
     (Towne Center)                    6.88   10/1/25     500,000                     500,000       516,790                  516,790
Los Angeles Community College
     District (Insured; MBIA)          5.50    8/1/11                 1,845,000 c   1,845,000                   2,014,039  2,014,039
Los Angeles County Metropolitan
     Transportation Authority,
     Sales Tax Revenue (Insured;
     FGIC)                             5.00    7/1/10                 1,450,000 c   1,450,000                   1,543,583  1,543,583
Los Angeles Harbor Department,
     Revenue (Insured; FGIC)           5.00    8/1/07                 3,990,000     3,990,000                   4,038,758  4,038,758
Los Angeles Unified School
     District (Insured; FGIC)          5.00    7/1/19                 2,000,000     2,000,000                   2,167,920  2,167,920
Los Angeles Unified School
     District (Insured; MBIA)          5.50    7/1/12                 2,850,000     2,850,000                   3,145,431  3,145,431
Los Angeles Unified School
     District (Insured; MBIA)          5.25    7/1/14                 1,000,000     1,000,000                   1,097,800  1,097,800
Los Angeles Unified School
     District (Insured; MBIA)          5.75    7/1/15                 3,000,000     3,000,000                   3,464,670  3,464,670
Los Angeles Unified School
     District (Insured; MBIA)          5.75    7/1/17  10,135,000                  10,135,000    11,851,261               11,851,261
Madera County,
     COP (Valley Children's
     Hospital) (Insured; MBIA)         6.50   3/15/09   3,370,000                   3,370,000     3,602,665                3,602,665
Metropolitan Water District of
     Southern California,
     Waterworks Revenue                5.25    3/1/11                 3,000,000 c   3,000,000                   3,249,540  3,249,540
Metropolitan Water District of
     Southern California, Water
     Revenue                           5.00    7/1/35  10,000,000                  10,000,000    10,589,100               10,589,100
Metropolitan Water District of
     Southern California,
     Waterworks GO                     5.00    3/1/17   5,500,000                   5,500,000     6,001,985                6,001,985
Metropolitan Water District of
     Southern California,
     Waterworks GO                     5.00    3/1/18   5,510,000                   5,510,000     5,992,125                5,992,125
Midpeninsula Regional Open Space
     District Financing Authority,
     Revenue (Insured; AMBAC)          0.00    9/1/15                 2,825,000     2,825,000                   1,993,970  1,993,970
Milpitas Redevelopment Agency, Tax
     Allocation (Redevelopment
     Project Area Number 1)
     (Insured; MBIA)                   5.25    9/1/17                 2,000,000     2,000,000                   2,170,940  2,170,940
Modesto Irrigation District,
     COP (Capital Improvements)
     (Insured; FSA)                    5.25    7/1/16                 1,370,000     1,370,000                   1,479,326  1,479,326
Murrieta Unified School District
     (Insured; FGIC)                   0.00    9/1/21   4,950,000                   4,950,000     2,604,492                2,604,492
Natomas Unified School District
     (Insured; MBIA)                   5.95    9/1/21   2,500,000                   2,500,000     2,964,775                2,964,775
North Orange County Community
     College District (Insured;
     MBIA)                             5.00    8/1/19                 1,000,000     1,000,000                   1,084,560  1,084,560
Northern California Power Agency,
     Revenue (Hydroelectric Project
     Number 1) (Insured; AMBAC)        7.00    1/1/16     670,000 c                   670,000       837,420                  837,420
Northern California Power Agency,
     Revenue (Hydroelectric Project
     Number 1) (Insured; AMBAC)        7.50    7/1/21     375,000 c                   375,000       506,801                  506,801
Northern California Power Agency,
     Revenue (Hydroelectric Project
     Number 1) (Insured; MBIA)         6.30    7/1/18  26,400,000                  26,400,000    32,212,488               32,212,488
Oakland Unified School District
     (Insured; FGIC)                   5.25    8/1/24  17,275,000                  17,275,000    18,593,428               18,593,428
Orange County Community Facilities
     District (Landera Ranch)
     Special Tax Number 1              6.25   8/15/08   1,600,000 c                 1,600,000     1,681,152                1,681,152
Orange County Community Facilities
     District (Landera Ranch)
     Special Tax Number 1              6.00   8/15/10   3,000,000 c                 3,000,000     3,299,280                3,299,280
Orange County Community Facilities
     District (Landera Ranch)
     Special Tax Number 3              5.60   8/15/28   3,250,000                   3,250,000     3,422,542                3,422,542
Orange County Community Facilities
     District (Landera Ranch)
     Special Tax Number 3              5.63   8/15/34   6,000,000                   6,000,000     6,256,380                6,256,380
Orange County Community Facilities
     District, Special Tax (Number
     03-1 Ladera Ranch)                5.25   8/15/19                 1,100,000     1,100,000                   1,149,929  1,149,929
Orange County Community Facilities
     District, Special Tax (Number
     03-1 Ladera Ranch)                5.30   8/15/20                 1,450,000     1,450,000                   1,516,584  1,516,584
Orange County Community Facilities
     District, Special Tax (Number
     04-1 Ladera Ranch)                4.88   8/15/21                 2,355,000     2,355,000                   2,393,386  2,393,386
Orange County Public Financing
     Authority, LR (Juvenile
     Justice Center Facility)
     (Insured; AMBAC)                  5.38    6/1/19   6,150,000                   6,150,000     6,723,979                6,723,979
Pomona,
     COP (General Fund Lease
     Financing) (Insured; AMBAC)       5.50    6/1/28   1,000,000                   1,000,000     1,108,400                1,108,400
Pomona Redevelopment Agency, Tax
     Allocation Revenue
     (West Holt Avenue
     Redevelopment Project)            5.50    5/1/32   3,000,000                   3,000,000     3,272,340                3,272,340
Port of Oakland,
     Revenue (Insured; MBIA)           5.00   11/1/13                 1,000,000     1,000,000                   1,061,470  1,061,470
Poway Unified School District
     Community Facilities District
     Number 14, Improvement Area A
     Special Tax (Del Sur) ,           5.00    9/1/19                 1,015,000     1,015,000                   1,036,873  1,036,873
Poway Unified School District
     Community Facilities District
     Number 14, Special Tax (Del
     Sur)                              4.90  9/1/2018                 1,790,000     1,790,000                   1,817,065  1,817,065
Rancho Cucamonga Redevelopment
     Agency, Tax Allocation Revenue
     (Rancho Development Project)
     (Insured; MBIA)                   5.38    9/1/25   7,485,000                   7,485,000     7,999,070                7,999,070
Rancho Mirage Joint Powers
     Financing Authority, Revenue
     (Eisenhower Medical Center)       5.63    7/1/29  10,430,000                  10,430,000    11,400,824               11,400,824
Rancho Water District
     (Insured; FSA)                    5.50    8/1/08                 1,670,000     1,670,000                   1,730,855  1,730,855
Redwood Empire Financing
     Authority, COP                    6.40   12/1/23   2,455,000                   2,455,000     2,464,624                2,464,624
Riverside County,
     SFMR (Collateralized; GNMA)       7.80    5/1/21   1,250,000                   1,250,000     1,722,900                1,722,900
Riverside County Public Financing
     Authority, Tax Allocation
     Revenue (Redevelopment
     Projects) (Insured; XLCA)         5.25   10/1/18                 1,275,000     1,275,000                   1,391,191  1,391,191
Riverside Improvement Board, Act
     1915 (Canyon Springs
     Assessment)                       4.00    9/2/10                 1,230,000     1,230,000                   1,220,049  1,220,049
Riverside Improvement Board, Act
     1915 (Canyon Springs
     Assessment)                       4.25    9/2/11                 1,000,000     1,000,000                     999,310    999,310
Sacramento City Financing
     Authority, Revenue (Insured;
     AMBAC)                            7.05   12/1/13   2,335,000 a,b               2,335,000     2,749,859                2,749,859
Sacramento City Financing
     Authority, Revenue (Insured;
     AMBAC)                            7.05   12/1/14   2,570,000 a,b               2,570,000     3,026,612                3,026,612
Sacramento City Unified School
     District (Election of 1999)
     (Insured; FSA)                    5.25    7/1/20                 2,435,000     2,435,000                   2,657,876  2,657,876
Sacramento County,
     Special Tax (Community
     Facilities District Number 1)     5.20   12/1/07                 1,110,000     1,110,000                   1,121,699  1,121,699
Sacramento County,
     Special Tax (Community
     Facilities District Number 1)     5.40   12/1/09                 1,220,000     1,220,000                   1,256,222  1,256,222
Sacramento County,
     Laguna Creek Ranch/Elliott
     Ranch Community Facilities
     District Number 1, Improvement
     Area Number 1, Special Tax                                                                                                    0
     (Laguna Creek Ranch)              5.70   12/1/20   2,970,000                   2,970,000     3,017,104                3,017,104
Sacramento County Housing
     Authority, MFHR (Cottage
     Estate Apartments)
     (Collateralized; FNMA)            6.00    2/1/33   1,000,000                   1,000,000     1,053,340                1,053,340
Sacramento County Sanitation
     District Financing Authority,
     Revenue                           5.50   12/1/14                 4,000,000     4,000,000                   4,332,720  4,332,720
Sacramento County Sanitation
     District Financing Authority,
     Revenue (Sacramento Regional
     County Sanitation District)
     (Insured; FGIC)                   5.00   12/1/30  10,000,000                  10,000,000    10,650,400               10,650,400
Sacramento Municipal Utility
     District, Electric Revenue
     (Insured; MBIA)                   6.50    9/1/13   6,930,000                   6,930,000     7,889,736                7,889,736
Sacramento Municipal Utility
     District, Electric Revenue
     (Insured; MBIA)                   5.20    7/1/17     300,000                     300,000       309,312                  309,312
San Bernardino County,
     COP (Capital Facilities
     Project)                          6.88    8/1/24   5,000,000                   5,000,000     6,563,850                6,563,850
San Diego County,
     COP (Burnham Institute for
     Medical Research)                 6.25    9/1/09   3,800,000 c                 3,800,000     4,120,416                4,120,416
San Diego County,
     COP (Burnham Institute for
     Medical Research)                 5.70    9/1/09                 3,700,000 c   3,700,000                   3,918,115  3,918,115
San Diego County,
     COP (Burnham Institute for
     Medical Research)                 5.00    9/1/12                 1,260,000     1,260,000                   1,325,344  1,325,344
San Diego County,
     COP (Burnham Institute for
     Medical Research)                 5.00    9/1/24   2,265,000                   2,265,000     2,342,010                2,342,010
San Diego County,
     COP (Burnham Institute for
     Medical Research)                 5.00    9/1/34   5,190,000                   5,190,000     5,330,545                5,330,545
San Diego Housing Authority,
     MFHR (Island Village
     Apartments) (Collateralized;
     FHLMC)                            5.10    7/1/12                   960,000       960,000                   1,008,710  1,008,710
San Diego Unified School District
     (Insured; FGIC)                   0.00    7/1/17   2,325,000                   2,325,000     1,501,020                1,501,020
San Diego Unified School District
     (Election of 1998) (Insured;
     FSA)                              5.25    7/1/16                 1,465,000     1,465,000                   1,614,225  1,614,225
San Francisco Bay Area Rapid
     Transit District, Sales Tax
     Revenue (Insured; MBIA)           5.00    7/1/24   5,000,000                   5,000,000     5,337,400                5,337,400
San Francisco City and County,
     COP (San Bruno Jail Number 3)
     (Insured; AMBAC)                  5.25   10/1/21   2,985,000                   2,985,000     3,124,967                3,124,967
San Francisco City and County
     Public Utilities Commission,
     San Francisco Water Revenue
     (Insured; FSA)                    5.00   11/1/18                 2,000,000     2,000,000                   2,189,100  2,189,100
San Francisco City and County
     Public Utilities Commission,
     San Francisco Water Revenue
     (Insured; FSA)                    5.00   11/1/24  10,000,000                  10,000,000    10,727,800               10,727,800
San Francisco City and County
     Redevelopment Agency,
     Community Facilities District
     Number 6 (Mission Bay South
     Public Improvements)              0.00    8/1/18                   445,000       445,000                     240,465    240,465
San Francisco City and County
     Redevelopment Agency,
     Community Facilities District
     Number 6 (Mission Bay South
     Public Improvements)              0.00    8/1/21                   500,000       500,000                     224,080    224,080
San Joaquin Hills Transportation
     Corridor Agency, Toll Road
     Revenue (Insured; MBIA)           0.00   1/15/32  48,295,000                  48,295,000    15,362,157               15,362,157
San Jose Redevelopment Agency,
     Tax Allocation Revenue (Merged
     Area Redevelopment Project)       5.25    8/1/29   1,000,000                   1,000,000     1,031,270                1,031,270
San Jose Unified School District,
     GO (Insured; FGIC)                5.00    8/1/24  12,580,000                  12,580,000    13,514,820               13,514,820
San Juan Unified School District
     (Insured; FSA)                    0.00    8/1/23  10,030,000                  10,030,000     4,803,768                4,803,768
San Juan Unified School District
     (Insured; FSA)                    0.00    8/1/24  10,655,000                  10,655,000     4,867,843                4,867,843
San Mateo County Community College
     District (Election of 2001)
     (Insured; MBIA)                   5.00    9/1/20                 2,000,000     2,000,000                   2,155,840  2,155,840
San Mateo Redevelopment Agency,
     Merged Area Tax Allocation
     Revenue                           5.10    8/1/14                 1,835,000     1,835,000                   1,925,374  1,925,374
San Mateo Union High School
     District (Insured; FSA)           5.00    9/1/21                 2,545,000     2,545,000                   2,726,077  2,726,077
Santa Clara Unified School
     District                          5.50    7/1/16                 1,870,000     1,870,000                   2,014,121  2,014,121
Sequoia Union High School
     District, GO (Insured; FSA)       5.00    7/1/24   3,195,000                   3,195,000     3,430,759                3,430,759
South Orange County Public
     Financing Authority, Special
     Tax Revenue (Foothill Area)
     (Insured; FGIC)                   5.25   8/15/17                 2,000,000     2,000,000                   2,201,460  2,201,460
South Placer Authority,
     Wastewater Revenue (Insured;
     FGIC)                             5.25   11/1/10   1,000,000 c                 1,000,000     1,078,150                1,078,150
South Placer Wastewater Authority,
     Wastewater Revenue (Insured;
     FGIC)                             5.50   11/1/10                 1,000,000 c   1,000,000                   1,087,620  1,087,620
Southeast Resource Recovery
     Facility Authority, LR
     (Insured; AMBAC)                  5.25   12/1/16  11,715,000                  11,715,000    12,849,129               12,849,129
Southeast Resource Recovery
     Facility Authority, LR
     (Insured; AMBAC)                  5.25   12/1/17   4,475,000     1,000,000     5,475,000     4,889,072     1,092,530  5,981,602
Southeast Resource Recovery
     Facility Authority, LR
     (Insured; AMBAC)                  5.25   12/1/18   8,085,000                   8,085,000     8,833,105                8,833,105
Stockton,
     Health Facilities Revenue
     (Dameron Hospital Association)    5.70   12/1/14   1,000,000                   1,000,000     1,036,380                1,036,380
Sunnyvale,
     Solid Waste Revenue (Insured;
     AMBAC)                            5.50   10/1/15                 1,695,000     1,695,000                   1,844,685  1,844,685
Tobacco Securitization Authority of
     Northern California, Tobacco
     Settlement Asset-Backed Bonds
     (Sacramento County Tobacco
     Securitization Corp.)             5.38    6/1/38  20,000,000                  20,000,000    20,691,800               20,691,800
Torrance Redevelopment Agency,
     Tax Allocation Revenue            5.63    9/1/28     500,000                     500,000       510,360                  510,360
Truckee-Donner Public Utility
     District, COP (Insured; ACA)      4.50    1/1/08                 1,500,000     1,500,000                   1,513,500  1,513,500
Truckee-Donner Public Utility
     District, COP (Insured; ACA)      4.50    1/1/09                 1,685,000     1,685,000                   1,708,539  1,708,539
Trustees of the California State
     University, Systemwide Revenue
     (Insured; AMBAC)                  5.00   11/1/19  10,000,000                  10,000,000    10,824,000               10,824,000
University of California,
     Multi Purpose Revenue
     (Insured; MBIA)                   5.25    9/1/27  31,475,000                  31,475,000    32,599,287               32,599,287
University of California,
     Revenue (Limited Project)
     (Insured; FSA)                    5.00   5/15/22  14,655,000                  14,655,000    15,643,773               15,643,773
Ventura County Community College
     District (Insured; MBIA)          5.50    8/1/23   4,250,000                   4,250,000     4,668,412                4,668,412
West Covina Redevelopment Agency,
     Community Facilities District,
     Special Tax Revenue (Fashion
     Plaza)                            6.00    9/1/17   6,000,000                   6,000,000     6,795,720                6,795,720
West Covina Redevelopment Agency,
     Community Facilities District,
     Special Tax Revenue (Fashion
     Plaza)                            6.00    9/1/22  11,325,000                  11,325,000    13,219,672               13,219,672
Whittier Health Facility,
     Revenue (Presbyterian
     Intercommunity Hospital)          5.75    6/1/31  10,090,000                  10,090,000    10,826,974               10,826,974
U.S. Related--6.6%
Children's Trust Fund of Puerto
     Rico, Tobacco Settlement
     Asset-Backed Bonds                5.75    7/1/10                 1,000,000 c   1,000,000                   1,076,840  1,076,840
Childrens's Trust Fund of Puerto
     Rico, Tobacco Settlement
     Asset-Backed Bonds                5.75    7/1/10                 3,000,000 c   3,000,000                   3,230,520  3,230,520
Guam,
     LOR (Section 30) (Insured; FSA)   5.50   12/1/10                 3,000,000     3,000,000                   3,228,090  3,228,090
Puerto Rico Commonwealth,
     Public Improvement                5.00    7/1/08                 2,500,000     2,500,000                   2,550,125  2,550,125
Puerto Rico Commonwealth,
     Public Improvement
Puerto Rico Highway and                5.25    7/1/22                 2,000,000     2,000,000                   2,167,380  2,167,380
     Transportation Authority,
     Highway Revenue (Insured; MBIA)   5.50    7/1/13   4,750,000                   4,750,000     5,206,380                5,206,380
Puerto Rico Electric Power
     Authority, Power Revenue
     (Insured; FSA)                    5.75    7/1/10                 2,000,000 c   2,000,000                   2,171,200  2,171,200
Puerto Rico Electric Power
     Authority, Power Revenue
     (Insured; MBIA)                   5.00    7/1/22                 2,745,000     2,745,000                   2,955,377  2,955,377
Puerto Rico Highway and
     Transportation Authority,
     Highway Revenue (Insured; FSA)    6.25    7/1/16                 3,000,000     3,000,000                   3,606,480  3,606,480
Puerto Rico Highway and
     Transportation Authority,
     Transportation Revenue            6.00    7/1/10   2,000,000 c                 2,000,000     2,185,680                2,185,680
Puerto Rico Highway and
     Transportation Authority,
     Transportation Revenue
     (Insured; MBIA)                   6.10    7/1/38   1,000,000 a,b               1,000,000     1,056,930                1,056,930
Puerto Rico Infrastructure
     Financing Authority, Special
     Obligation                        5.50   10/1/32  10,000,000                  10,000,000    10,783,700               10,783,700
Puerto Rico Infrastructure
     Financing Authority, Special
     Tax Revenue                       5.50   10/1/40  40,000,000                  40,000,000    43,072,800               43,072,800
Puerto Rico Infrastructure
     Financing Authority, Special
     Tax Revenue (Insured; AMBAC)      5.96    7/1/15   1,000,000 a,b               1,000,000     1,056,450                1,056,450
Puerto Rico Public Buildings
     Authority, Government Facility
     Revenue                           5.50    7/1/16                 1,500,000     1,500,000                   1,673,115  1,673,115
Puerto Rico Public Finance Corp.
     (Commonwealth Appropriation)
     (Insured; AMBAC)                  5.25    2/1/12                 1,500,000     1,500,000                   1,612,755  1,612,755
Virgin Islands Public Finance
     Authority, Revenue                7.30   10/1/18   3,100,000                   3,100,000     3,875,992                3,875,992
Virgin Islands Public Finance
     Authority, Revenue, Virgin
     Islands Gross Receipts Taxes
     Loan Note                         5.63   10/1/10                 1,695,000     1,695,000                   1,742,426  1,742,426
Virgin Islands Public Finance
     Authority, Revenue, Virgin
     Islands Matching Fund Loan
     Notes                             6.00   10/1/22   2,000,000                   2,000,000     2,087,540                2,087,540
Virgin Islands Water and Power
     Authority, Electric System
     Revenue (Insured; Radian)         5.13    7/1/11                 1,000,000     1,000,000                   1,033,240  1,033,240
                                                                                                 -----------------------------------
Total Long-Term Municipal Investments
     (cost $1,146,830,987 and $222,358,912 respectively)                                     1,220,930,628 228,860,156 1,449,790,784
Short-Term Municipal
Investments--1.3%
------------------------------------------------------------------------------------------------------------------------------------
California;
California Department of Water
     Resources, Power Supply
     Revenue (LOC: California State
     Teachers Retirement System and
     The Bank of New York)             3.80   10/1/06   3,000,000 e   2,000,000 e   5,000,000     3,000,000     2,000,000  5,000,000
California Department of Water
     Resources, Power Supply
     Revenue (LOC; BNP Paribas)        3.66   10/1/06   3,000,000 e                 3,000,000     3,000,000                3,000,000
California Infrastructure and
     Economic Development Bank,
     Revenue (Asian Art Museum
     Foundation of San Francisco)
     (Insured; MBIA and Liquidity
     Facility; JPMorgan Chase Bank)    3.79   10/1/06                 1,400,000 e   1,400,000                   1,400,000  1,400,000
California Pollution Control
     Financing Authority, PCR,
     Refunding (Pacific Gas and
     Electric Corporation) (LOC;
     JPMorgan Chase Bank)              3.82   10/1/06   8,000,000 e   1,000,000 e   9,000,000     8,000,000     1,000,000  9,000,000
Menlo Park Community Development
     Agency, Tax Allocation
     Revenue, Refunding (Las Pulgas
     Community Development Project)
     (Insured; AMBAC and Liquidity
     Facility; State Street Bank
     and Trust Co.)                    3.70   10/1/06   1,400,000 e                 1,400,000     1,400,000                1,400,000
                                                                                                 -----------------------------------
Total Short-Term Municipal Investments
     (cost $15,400,000 and $4,400,000 respectively)                                              15,400,000     4,400,000 19,800,000
                                                                                                 -----------------------------------                                                                                                                                                       -------------------------------------------------------------------------
Total Investments-100.0% (cost $1,162,230,987 and $226,758,912 respectively)                 1,236,330,628 233,260,156 1,469,590,784

*   Management does not anticipate having to sell any securities as a result of the Exchange.
a   Inverse floater security--the interest rate is subject to change periodically.
b   Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2006, these securities amounted to $51,974,739 or 3.5% of total investments.
c   These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
d   Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e   Securities payable on demand. Variable interest rate--subject to periodic change.

Summary of Abbreviations

ACA AGIC ARRN BIGI CGIC CIFG COP EDR FGIC FHLB FNMA GAN GNMA HR IDC LOC LR MFHR PCR RAC RAW SAAN SFHR SONYMA TAN TRAN	American Capital Access
Asset Guaranty Insurance Company
Adjustable Rate Receipt Notes
Bond Investors Guaranty Insurance
Capital Guaranty Insurance Company
CDC Ixis Financial Guaranty
Certificate of Participation
Economic Development Revenue
Financial Guaranty Insurance Company
Federal Home Loan Bank
Federal National Mortgage Association
Grant Anticipation Notes
Government National Mortgage Association
Hospital Revenue
Industrial Development Corporation
Letter of Credit
Lease Revenue
Multi-Family Housing Revenue
Pollution Control Revenue
Revenue Anticipation Certificates
Revenue Anticipation Warrants
State Aid Anticipation Notes
Single Family Housing Revenue
State of New York Mortgage Agency
Tax Anticipation Notes
Tax and Revenue Anticipation Notes	AGC AMBAC BAN BPA CIC CMAC CP EIR FHA FHLMC FSA GIC GO IDB IDR LOR MBIA MFMR PILOT RAN RRR SBPA SFMR SWDR TAW XLCA	ACE Guaranty Corporation
American Municipal Bond Assurance Corporation
Bond Anticipation Notes
Bond Purchase Agreement
Continental Insurance Company
Capital Market Assurance Corporation
Commercial Paper
Environmental Improvement Revenue
Federal Housing Administration
Federal Home Loan Mortgage Corporation
Financial Security Assurance
Guaranteed Investment Contract
General Obligation
Industrial Development Board
Industrial Development Revenue
Limited Obligation Revenue
Municipal Bond Investors Assurance Insurance Corporation
Multi-Family Mortgage Revenue
Payment in Lieu of Taxes
Revenue Anticipation Notes
Resources Recovery Revenue
Standby Bond Purchase Agreement
Single Family Mortgage Revenue
Solid Waste Disposal Revenue
Tax Anticipation Warrants
XL Capital Assurance

                                                                                     Dreyfus
                                                              Dreyfus Premier      California
                                                              California Tax      Intermediate
                                                                Exempt Bond         Municipal
                                                                 Fund, Inc          Bond Fund
                                                              --------------------------------
Summary of Combined Ratings (Unaudited)
Fitch               Moody's             Standard & Poor's                  Value (%)+
----------------------------------------------------------------------------------------------
AAA                 Aaa                 AAA                          54.3             57.0
AA                  Aa                  AA                           14.0              6.6
A                   A                   A                            15.6             14.5
BBB                 Baa                 BBB                          11.8             12.6
BB                  Ba                  BB                            0.4
F1                  MIG1/P1             SP1/A1                        1.1              1.9
Not Rated f         Not Rated f         Not Rated f                   2.8              7.4
                                                              --------------------------------
                                                                    100.0            100.0

+   Based on total investments.

f   Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.
Pro Forma Statement of Assets and Liabilities

September 30, 2006 (Unaudited)

                                                                                                                     Dreyfus
                                                                                                                     Premier
                                                                                                                    California
                                                                                                                    Tax Exempt
                                                                                                                     Bond Fund
                                                                                                                  ---------------
                                                         Dreyfus Premier       Dreyfus California                    Pro Forma
                                                      California Tax Exempt  Intermediate Municipal                  Combined
                                                           Bond Fund            Bond Fund, Inc.      Adjustments     (Note 1)
                                                      ---------------------  ---------------------- ------------- ---------------
ASSETS:        Investments in securities, at value -
                 See Statement of Investments *       $      1,236,330,628   $         233,260,156                $ 1,469,590,784
               Cash                                                                        918,194      (918,194)               -
               Interest receivable                              15,591,960               2,850,103                     18,442,063
               Receivable for shares of Beneficial
                 Interest subscribed                               279,864                 228,032                        507,896
               Prepaid expenses and other assets                    43,666                   7,760                         51,426
                                                      ---------------------  ---------------------- ------------- ---------------

                    Total Assets                             1,252,246,118             237,264,245      (918,194)   1,488,592,169
                                                      ---------------------  ---------------------- ------------- ---------------

LIABILITIES:   Due to The Dreyfus Corporation
                 and affiliates                                    682,757                 129,846                        812,603
               Cash overdraft due to Custodian                   3,300,376                       -      (918,194)       2,382,182
               Payable for shares of Beneficial
                 Interest redeemed                                 366,376                  65,050                        431,426
               Accrued expenses                                     84,497                  48,969                        133,466
                                                      ---------------------  ---------------------- ------------- ---------------

                    Total Liabilities                            4,434,006                 243,865      (918,194)       3,759,677
                                                      ---------------------  ---------------------- ------------- ---------------

NET ASSETS                                            $      1,247,812,112   $         237,020,380                $ 1,484,832,492
                                                      =====================  ====================== ============= ===============

COMPOSITION OF
NET ASSETS:    Paid-in capital                        $      1,172,347,295   $         230,737,619                $ 1,403,084,914
               Undistributed investment income-net                      97                  26,451                         26,548
               Accumulated net realized gain (loss)
                 on investments                                  1,365,078                (244,934)                     1,120,144
               Accumulated gross unrealized
                 appreciation (depreciation) on
                 investments                                    74,099,642               6,501,244                     80,600,886
                                                      ---------------------  ---------------------- ------------- ---------------

NET ASSETS                                            $      1,247,812,112   $         237,020,380                $ 1,484,832,492
                                                      =====================  ====================== ============= ===============

Class A Shares (100 million, $.001 par value
shares authorized)
  Net Assets                                          $         81,310,669   $                   -                $    81,310,669
  Shares outstanding                                             5,465,190                       -             -        5,465,190
  Net asset value, and redemption
  price per share                                     $              14.88   $                   -                $         14.88
                                                      =====================  ======================               ===============

Maximum offering price per share (net asset                                  $                   -
  value plus maximum sales charge)                    $              15.58   $                   -                $         15.58
                                                      =====================  ======================               ===============

Class B Shares (100 million, $.001 par value
shares authorized)
  Net Assets                                          $          6,140,408   $                   -                $     6,140,408
  Shares outstanding                                               412,705                       -             -          412,705
  Net asset value, offering price and redemption
  price per share                                     $              14.88   $                   -                $         14.88
                                                      =====================  ======================               ===============

Class C Shares (100 million, $.001 par value
shares authorized)
  Net Assets                                          $          3,672,734   $                   -                $     3,672,734
  Shares outstanding                                               246,810                       -             -          246,810
  Net asset value, offering price and redemption
  price per share                                     $              14.88   $                   -                $         14.88
                                                      =====================  ======================               ===============

Class Z Shares (200 million, $.001 par value
shares authorized)
  Net Assets                                          $      1,156,688,301   $         237,020,380                $ 1,393,708,681
  Shares outstanding                                            77,758,858              16,843,393      (914,604)      93,687,647
  Net asset value, offering price and redemption
  price per share                                     $              14.88   $               14.07                $         14.88
                                                      =====================  ======================               ===============

* Investments in securities, at cost                  $      1,162,230,987   $      226,758,912                   $ 1,388,989,899

                                                                        See notes to pro forma financial statements.

Pro Forma Statement of Operations

For the Twelve Months Ended September 30, 2006 (Unaudited)

                                                                                                                  Dreyfus Premier
                                                                                                               California Tax Exempt
                                                                                                                     Bond Fund
                                                                                                               ---------------------
                                                    Dreyfus Premier       Dreyfus California                        Pro Forma
                                                 California Tax Exempt  Intermediate Municipal                      Combined
                                                       Bond Fund            Bond Fund, Inc.      Adjustments        (Note 1)
                                                 ---------------------  ----------------------  -------------  ---------------------

INVESTMENT INCOME:

INCOME:   Interest Income                        $         61,346,380   $           9,766,234                    $       71,112,614

EXPENSES: Management fee                         $          7,612,286   $           1,372,474    $        -  (a) $        8,984,760
          Shareholder servicing costs                       1,231,272                 219,787                             1,451,059
          Professional fees                                    55,490                  53,998       (43,000) (a)             66,488
          Prospectus and shareholders' reports                 11,270                  11,755        (4,000) (a)             19,025
          Custodian fees                                       86,733                  25,059        (9,000) (a)            102,792
          Directors' fees and expenses                         74,435                  30,098       (13,200) (a)             91,333
          Registration fees                                    58,825                  11,096        (8,500) (a)             61,421
          Distribution  fees                                   57,763                       -                                57,763
          Loan commitment fees                                  2,389                   1,728                                 4,117
          Miscellaneous                                        57,876                  29,756       (10,500) (a)             77,132
                                                 ---------------------  ----------------------  -------------  ---------------------
               Total Expenses                               9,248,339               1,755,751       (88,200)             10,915,890
                                                 ---------------------  ----------------------  -------------  ---------------------

          Less- reduction in management fee due
          to undertaking                                      (16,466)                      -        16,466  (b)                  -

          Less- reduction in custody fee due to
          earnings credit                                     (48,176)                (13,302)            -                 (61,478)
                                                 ---------------------  ----------------------  -------------  ---------------------

               Net Expenses                                 9,183,697               1,742,449       (71,734)             10,854,412
                                                 ---------------------  ----------------------  -------------  ---------------------

NET INVESTMENT INCOME                                      52,162,683               8,023,785        71,734              60,258,202
                                                 ---------------------  ----------------------  -------------  ---------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

          Net realized gain (loss) on
          investments                            $          3,947,990   $            (282,159)                 $          3,665,831
          Net unrealized appreciation
          (depreciation) on investments                    (1,034,730)                300,310                              (734,420)
                                                 ---------------------  ----------------------  -------------  ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS                                               2,913,260                  18,151                             2,931,411
                                                 ---------------------  ----------------------  -------------  ---------------------

NET INCREASE  (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS                                $         55,075,943   $           8,041,936   $     71,734   $         63,189,613
                                                 =====================  ======================  =============  =====================

(a) Reflects the anticipated savings as a result of the Merger.
(b) Undertaking ended on May 31, 2006

                                                                      See notes to pro forma financial statements.

Dreyfus Premier California Tax Exempt Bond Fund, Inc.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — Basis of Combination:

           At special meetings of the Board held on November 8, 2006 and November 8, 2006, the Board of Trustees/Directors of Dreyfus Premier California Tax Exempt Bond Fund, Inc. (the "Acquiring Fund") and Dreyfus California Intermediate Municipal Bond Fund (the "Fund"), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of the Fund, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund. Shares will be exchanged for a number of Acquiring Fund shares equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund shares then will be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund. Fund shareholders will receive Acquiring Fund Class Z shares in the Exchange.

           The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund at September 30, 2006. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended September 30, 2006. These statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year ends are May 31 for the Acquiring Fund and March 31 for the Fund.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at September 30, 2006. The pro forma financial statements were prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the proposed merger, the Acquiring Fund will be the accounting survivor.

           All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

           The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2 — Portfolio Valuation:

           Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the respective Fund's Board of Trustees/Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3 — Capital Shares:

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at September 30, 2006 by the Class Z net asset value per share of the Acquiring Fund on September 30, 2006.

NOTE 4 — Pro Forma Operating Expenses:

           The accompanying pro forma statement of operations reflects changes in fund expenses as if the merger had taken place on October 1, 2005.

NOTE 5 — Federal Income Taxes:

           Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

           The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 2-84105) (the "Registration Statement"), filed on September 27, 2006.

Item 16	Exhibits.

(1)(a)	Registrant's Articles of Incorporation is incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 21 to the Registration Statement, filed on September 3, 1996.

(1)(b)	Registrant's Articles of Amendment and Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 2005.

(2)	Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 34 to the Registration Statement, filed on September 27, 2006.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Amended Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 2005.

(7)	Amended Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 2005.

(8)	Not Applicable.

(9)(a)	Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 21 to the Registration Statement, filed on September 3, 1996. Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) of Post-Effective Amendment No. 21 to the Registration Statement, filed on September 3, 1996.

(9)(b)	Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 26 to the Registration Statement, filed on September 28, 2001.

(9)(c)	Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 26 to the Registration Statement, filed on September 28, 2001.

(10)(a)	Shareholder Services Plan for Classes A, B and C shares is incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 33 to the Registration Statement, filed September 27, 2005.

(10)(b)	Shareholder Services Plan for Class Z shares is incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 1996.

(10)(c)	Distribution Plan is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 2005.

(10)(d)	Rule 18f-3 Plan is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 33 to the Registration Statement, filed on September 27, 2005.

(11)(a)	Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 21 to the Registration Statement, filed on September 3, 1996.

(11)(b)	Consent of Registrant's counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	The Prospectus and Statement of Additional Information of Dreyfus Premier California Tax Exempt Bond Fund, Inc. dated October 1, 2006 are incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement, filed on September 27, 2006 (File No. 2-84105).

____________________

*	Filed herewith.
**	To be filed by Post-Effective Amendment.
***	Filed as part of signature page.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

                     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of November, 2006.

DREYFUS PREMIER CALIFORNIA TAX EXEMPT BOND FUND, INC. By: /s/ Stephen E. Canter Stephen E. Canter, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints Mark N. Jacobs, James Windels, Michael A. Rosenberg, Janette E. Farragher, Robert R. Mullery, Jeff Prusnofsky, James Bitetto and John B. Hammalian and each of them, with full power to act without the other, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his/her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1993, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

Signatures	Title	Date

/s/ Stephen E. Canter Stephen E. Canter	President (Principal Executive Officer)	November 24, 2006

/s/ James Windels James Windels	Treasurer (Principal Accounting and Financial Officer)	November 24, 2006

/s/ Joseph S. DiMartino Joseph S. DiMartino	Chairman of the Board	November 24, 2006

/s/ David W. Burke David W. Burke	Board Member	November 24, 2006

/s/ William Hodding Carter III William Hodding Carter III	Board Member	November 24, 2006

/s/ Gordon J. Davis Gordon J. Davis	Board Member	November 24, 2006

/s/ Joni Evans Joni Evans	Board Member	November 24, 2006

/s/ Arnold S. Hiatt Arnold S. Hiatt	Board Member	November 24, 2006

/s/ Ehud Houminer Ehud Houminer	Board Member	November 24, 2006

/s/ Richard C. Leone Richard C. Leone	Board Member	November 24, 2006

/s/ Hans C. Mautner Hans C. Mautner	Board Member	November 24, 2006

/s/ Robin A. Melvin Robin A. Melvin	Board Member	November 24, 2006

/s/ Burton N. Wallack Burton N. Wallack	Board Member	November 24, 2006

/s/ John E. Zucotti John E. Zuccotti	Board Member	November 24, 2006

Exhibit Index

(11)(b)	Consent of Registrant's Counsel
(14)	Consent of Independent Registered Public Accounting Firm